Exhibit 99.1
-MORE-
Contacts: Dolph Baker, Chairman and CEO
Max P.

Bowman, Vice President and CFO
(601) 948-6813

CAL-MAINE FOODS REPORTS FOURTH QUARTER FISCAL 2021 RESULTS

RIDGELAND, Miss. (July 19, 2021) - Cal-Maine Foods, Inc.

(NASDAQ: CALM) today reported results for the
fourth quarter (thirteen weeks) and fiscal year ended May 29, 2021.

Net sales for the fourth quarter of

fiscal 2021 were $349.8 million, compared to

$453.3 million for the
fourth quarter of fiscal 2020. The Company reported

a net loss of $4.2 million, or

$0.09 per basic and diluted
share, for the

fourth quarter of

fiscal 2021, compared

to net income

of $60.5 million,

or $1.25 per

basic and
$1.24 per diluted share, for the fourth quarter of fiscal 2020.

For fiscal 2021,

net sales were

$1,349.0 million, compared with

$1,351.6 million for

the prior year. The
Company reported net income of $2.1 million, or $0.04

per basic and diluted share, for fiscal 2021,

compared
to $18.4 million, or $0.38 per basic and diluted share, for the prior-year period.

Dolph Baker,

chairman and

chief executive

officer of

Cal-Maine Foods,

Inc., stated,

“Our results

for
the

fourth

quarter

of

fiscal

2021

reflect

a

significant

drop

in

average

selling

prices

and

lower

volumes

for
conventional eggs compared with the same period

last year. The

fourth quarter of 2020 was a period of

very
high consumer

demand,

with

market

prices

reaching record

levels

as more

meals

were

being

prepared at
home during the

early restrictive

phase of the

COVID-19 pandemic.

Our average sales

price for shell

eggs
was $1.32 per dozen

for the fourth quarter

this fiscal year compared

with $1.58 per dozen

for the same period
last year.

For fiscal

2021, our

average sales

price for

shell eggs

was $1.22

per dozen,

down slightly

from
$1.23 per dozen for fiscal 2020.

“While retail

demand has

been strong

for most

of this

fiscal year,

that trend

began to

change in

the
fourth quarter as

consumers started dining

out again and

preparing fewer meals

at home.

As a result,

food
service

demand

has

improved

as

retail

demand

has

slowed

down,

with

overall

demand

for

shell

eggs
approaching a more

normalized balance that

is closer to

pre-pandemic levels.

Total dozens sold for the

fourth
quarter of fiscal 2021 were

down 9.4 percent over the

same period last year,

with 255.9 million dozens sold.

For fiscal 2021,

we sold 1,073.2

million dozens of

shell eggs, up

slightly compared with

1,069.2 million dozens
sold in fiscal 2020.

“Hen numbers

reported by

the USDA

as of

June 1,

2021, were

315.7 million,

which represents

5.3
million fewer hens than the adjusted number a year ago.

The egg industry has experienced several years of
unfavorable economics, resulting in

the lowest national supply

of laying hens since

October 2016.

The USDA
also reported that the hatch from January 2021 through May 2021 increased

4.4 percent as compared to the
prior-year period, and

as of June

1, 2021, eggs

in incubators were

up 2.5 percent

over the same

period last
year.

"We

continue

to

see

favorable

trends

for

our

specialty

egg

business,

and

we

remain

focused

on
offering the

right product

mix of

both conventional

and specialty

eggs to

meet customer

demand. For

the fourth
quarter of

fiscal 2021,

sales of

specialty eggs

totaled $131.2 million,

accounting for

38.7 percent

of our

egg
sales revenue,

compared with

$133.3 million,

or 29.9

percent of

egg sales

revenue, in

the fourth

quarter of
fiscal 2020. The

higher specialty egg

revenue reflects a

1.6 percent increase

in specialty dozens

sold in the
fourth quarter of fiscal 2021 compared to the same period last year.

"An

important

growth

initiative

for

fiscal

2021

has

been

the

continued

expansion

of

our

production
capacity

in

line

with

the

growing

customer

demand

for

cage-free

and

specialty

eggs.

We

are

focused

on
adjusting

our

production

capacity

to

balance

the

changing

state

requirements

with

future

customer
commitments.

As always,

we strive

to offer a

product mix

that aligns with

current and

anticipated customer
purchase decisions.

CALM Reports Fourth Quarter Fiscal 2021 Results

July 19, 2021

-MORE-
“Following

the

end

of

fiscal

2021,

Cal-Maine

Foods

completed

the

purchase

of

the

remaining

50
percent membership

interest in

Red River

Valley

Egg Farm,

LLC.

With approximately

1.7 million

cage-free
laying

hens and

cage-free

pullet

capacity,

Red River

Valley

Egg Farm

offers

us additional

opportunities

to
expand our cage-free production

capacity and further enhance

our ability to provide

exceptional service and
distribution

capabilities

to

our

customers.

Including

this

purchase,

we

have

invested

over

$476

million

in
facilities, equipment, and related

operations to expand

our cage-free production

since 2008. Importantly,

we
have

a

strong

balance sheet

with

ample

liquidity

and access

to capital

to continue

to

make

the necessary
investments in our operations.

“For

the

fourth

quarter,

operating

loss

was

$13.0

million

compared with

operating

income

of

$76.1
million for

the same

period a

year ago.

Farm production

costs per

dozen produced

for the

fourth quarter

of
fiscal 2021

were up

15.3 percent,

or $0.112

per dozen,

compared to

the fourth

quarter of

fiscal 2020.

This
increase was

primarily due

to higher

feed costs,

which were

up 27.7

percent compared

with the

prior-year
period.

For the

fourth quarter,

the average

Chicago Board

of Trade

(“CBOT”) daily

market price

was $6.10
per bushel for corn and $411.37 per ton for soybean meal, representing an increase of

82.7 percent and 37.6
percent,

respectively,

compared

to

the

daily

average

CBOT

prices

for

the

fourth

quarter

of

fiscal

2020.
Increased export demand for both soybeans and corn, as well as weather-related shortfalls in production and
yields, have placed additional

pressure on domestic supplies,

resulting in higher and

more volatile prices.

For
the full

year, our feed

costs were

up 9.0

percent over

fiscal 2020.

With the

ongoing uncertainties

and continued
supply chain disruptions

related to the

COVID-19 outbreak, weather

fluctuations and geopolitical

issues, we
expect to see further volatility in market prices for our primary feed ingredients.

“Fiscal

2021

has

been

a

challenging

year

for

Cal-Maine

Foods,

but

we

are

proud

of

our

ability

to
navigate an uncertain environment as well as respond to new market opportunities.

Our operations ran well,
and

we

demonstrated

improvement

in

most

of

our

key

production

metrics

despite

the

more

difficult
environment.

We commend

our dedicated

employees who

have continued

to work

under the

extraordinary
conditions

created

by

the

COVID-19

pandemic.

Due

to

their

efforts,

we

were

able

to

meet

our

primary
objective to

support the

nation’s food

supply at

a critical

time.

Across our

operations, our

managers came
together to

service our

customers, while

remaining diligent

in their

efforts to

provide a

safe environment

for
our employees, business partners, and the communities we serve.

“Looking ahead, we will

continue to execute our

growth strategy in fiscal

2022 and focus on

managing
the aspects of our operations under our control, regardless of market conditions.

We believe retail consumer
demand

for

eggs

will

be

more

consistent

with

typical

seasonal

trends,

and

we

are

optimistic

that

more
restaurants and food service

operators are getting back to

pre-pandemic business schedules.

Our specialty
egg business is a key driver of our growth, and

we will continue to make the strategic investments to expand our capacity,

especially for

cage-free egg

production.

We are

well positioned

with sufficient

capital to

fund
internal

expansion

projects

or

consider

potential

acquisitions.

Across

our

operations,

we

are

focused

on
efficient and sustainable

management.

Above all, we

will strive to

meet the demands

of our valued

customers
and deliver greater value to our shareholders,” added Baker.

Pursuant to Cal-Maine Foods’ variable dividend policy, for each quarter for which the Company reports net income, the Company pays a cash dividend to shareholders in an amount equal to one-third of such quarterly income. Following a quarter for which the Company does not report net income, the
Company will not pay a dividend with respect to that quarter or for a subsequent profitable quarter until the
Company is profitable on a cumulative basis computed from the date of the last quarter for which a dividend was paid. Therefore, the Company will not pay a dividend with respect to the fourth quarter of f iscal 2021.

CALM Reports Fourth Quarter Fiscal 2021 Results

July 19, 2021

-MORE-
Selected operating statistics for

the fourth quarter and

fiscal 2021 compared with

the prior-year period
are shown below:

13 Weeks Ended 52 Weeks Ended
May 29, 2021 May 30, 2020 May 29, 2021 May 30, 2020
Dozen Eggs Sold (000) 255,851 282,422 1,073,211 1,069,150
Dozen Eggs Produced (000) 239,632 242,962 970,837 927,799
% Specialty Sales (dozen) 27.4% 24.4% 26.8% 23.9%
% Specialty Sales (dollars) 38.7% 29.9% 41.1% 36.8%
Net Average Selling Price (per
dozen) $ 1.324 $ 1.575 $ 1.217 $ 1.231
Net Average Selling Price Specialty
Eggs (per dozen) $ 1.885 $ 1.934 $ 1.876 $ 1.897
Feed Cost (per dozen) $ 0.517 $ 0.405 $ 0.446 $ 0.409

Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

grading,

packing,

marketing

and
distribution of

fresh

shell eggs,

including

conventional,

cage-free,

organic

and

nutritionally

enhanced

eggs.
The Company,

which

is

headquartered

in Ridgeland,

Mississippi,

is

the

largest

producer

and

distributor

of
fresh shell eggs in the United States and

sells the majority of its shell eggs in

states across the southwestern,
southeastern, mid-western and mid-Atlantic regions of the United States.

Statements contained in

this press release

that are not

historical facts are

forward-looking statements as
that term

is

defined

in the

Private

Securities Litigation

Reform

Act of

1995.

The

forward-looking statements

are
based on management’s current intent, belief,

expectations, estimates and projections regarding

our company and
our

industry.

These

statements

are

not

guarantees

of

future

performance

and

involve

risks,

uncertainties,
assumptions and

other factors that

are difficult

to predict

and may

be beyond

our control.

The factors

that could
cause

actual

results

to

differ

materially

from

those

projected

in

the

forward-looking

statements

include,

among
others,

(i)

the

risk

factors

set

forth

in

the

Company’s

SEC filings

(including

its

Annual

Reports on

Form

10-K,
Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), (ii) the risks and hazards inherent in the shell egg business (including disease, pests, weather conditions and potential for recall), (iii) changes in the demand for
and market prices of shell eggs and feed costs, (iv) our ability to predict and meet demand for cage-free and other specialty

eggs,

(v)

risks,

changes

or

obligations

that

could

result

from

our

future

acquisition

of

new flocks

or
businesses and risks or changes that

may cause conditions to completing a pending

acquisition not to be met,(vi)
risks relating to

the evolving COVID-19

pandemic, and (vii)

adverse results in pending

litigation matters. SEC

filings
may be obtained from the SEC or the Company’s website,

www.calmainefoods.com. Readers are cautioned not to
place

undue

reliance

on

forward-looking

statements because,

while

we

believe the assumptions

on

which the
forward-looking

statements

are

based

are

reasonable,

there can

be

no

assurance

that

these

forward-looking
statements will prove to be accurate.

Further, the forward-looking statements included herein are only made as of the respective dates thereof, or if no date is stated, as of the date hereof. Except as otherwise required by law, we disclaim any

intent or obligation

to publicly

update these

forward-looking statements,

whether as

a result of

new
information, future events or otherwise.

CALM Reports Fourth Quarter Fiscal 2021 Results

July 19, 2021

-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)

SUMMARY STATEMENTS

OF OPERATIONS

13 Weeks Ended 52 Weeks Ended
May 29, 2021 May 30, 2020 May 29, 2021 May 30, 2020
Net sales $ 349,798 $ 453,333 $ 1,348,987 $ 1,351,609
Cost of sales 311,869 331,823 1,188,326 1,172,021
Gross profit 37,929 121,510 160,661 179,588
Selling, general and administrative 48,449 45,803 183,943 178,237
(Gain) Loss on disposal of fixed assets 2,506 (385) 2,982 82
Operating income (loss) (13,026) 76,092 (26,264) 1,269
Other income, net 853 1,459 16,315 18,790
Income (loss) before income taxes (12,173) 77,551 (9,949) 20,059
Income tax (benefit) expense (7,929) 17,087 (12,009) 1,731
Net income (loss) (4,244) 60,464 2,060 18,328
Less: Loss attributable to noncontrolling interest - 1 — (63)
Net income (loss) attributable to Cal-Maine Foods,
Inc. $ (4,244) $ 60,463 $ 2,060 $ 18,391
Net income (loss) per common share attributable to
Cal-Maine Foods, Inc.:
Basic $ (0.09) $ 1.25 $ 0.04 $ 0.38
Diluted $ (0.09) $ 1.24 $ 0.04 $ 0.38
Weighted average shares outstanding:
Basic 48,636 48,501 48,522 48,467
Diluted 48,636 48,608 48,656 48,544

CALM Reports Fourth Quarter Fiscal 2021 Results

July 19, 2021

-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS

May 29, 2021 May 30, 2020
ASSETS
Cash and short-term investments $ 169,510 $ 232,293
Receivables, net 126,639 98,375
Inventories 218,375 187,216
Prepaid expenses and other current assets 5,407 4,367
Current assets 519,931 522,251
Property, plant and equipment (net) 589,417 557,375
Other noncurrent assets 119,826 127,068
Total

assets
$ 1,229,174 $ 1,206,694
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 89,191 $ 92,182
Current portion of lease obligations 906 1,001
Current liabilities 90,097 93,183
Lease obligations, less current maturities 1,472 2,387
Deferred income taxes and other liabilities 124,824 101,449
Stockholders' equity 1,012,781 1,009,675
Total

liabilities and stockholders' equity
$ 1,229,174 $ 1,206,694